                                                                    EXHIBIT 99.1

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated October 1, 2000, (2000-5), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 16, 2000 to October 15, 2000 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 27th day of October, 2000.

                                        CONSECO FINANCE CORP.


                                        BY: /s/ Phyllis A. Knight
                                            ----------------------------------
                                            Phyllis A. Knight
                                            Senior Vice President and
                                            Treasurer

                                                                   SERIES 2000-5
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                                           MONTHLY REPORT Oct-00
                                  CUSIP NO.#20846Q, EK0,EL8,EM6,EN4,EP9,EQ7,ER5,
                                            ES3,ET1,EU8 TRUST ACCOUNT #3338548-0
                                                         REMITTANCE DATE 11/1/00

                                                                                         Total $            Per $1,000
                                                                                          Amount             Original
                                                                                      --------------       ------------
CLASS A CERTIFICATES
--------------------
      (1a)   Amount available (including Monthly Servicing Fee)                        10,798,599.43
                                                                                      --------------
       (b)   Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
             Deficiency Amount (if any) withdrawn for prior Remittance Date                     0.00
                                                                                      --------------
       (c)   Amount Available after giving effect to withdrawal of Class M-1
             Interest Deficiency Amount and Class B-1 Interest Deficiency Amount
             for prior Remittance Date                                                 10,798,599.43
                                                                                      --------------
       (d)   Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                  0.00
                                                                                      --------------

A.   Interest
       (2)   Aggregate  interest
             a.  Class A-1 Remittance Rate (6.98%)                                           6.9800%
                                                                                      --------------
             b.  Class A-1 Interest                                                       655,344.44         5.04111108
                                                                                      --------------       ------------
             c.  Class A-2 Remittance Rate (7.06%)                                             7.06%
                                                                                      --------------
             d.  Class A-2 Interest                                                       341,625.56         5.09888896
                                                                                      --------------       ------------
             e.  Class A-3 Remittance Rate (7.21%)                                             7.21%
                                                                                      --------------
             f.  Class A-3 Interest                                                       348,883.89         5.20722224
                                                                                      --------------       ------------
             g.  Class A-4 Remittance Rate (7.47%)                                             7.47%
                                                                                      --------------
             h.  Class A-4 Interest                                                       544,895.00         5.39500000
                                                                                      --------------       ------------
             i.  Class A-5 Remittance Rate (7.70%)                                             7.70%
                                                                                      --------------
             j.  Class A-5 Interest                                                       222,444.44         5.56111100
                                                                                      --------------       ------------
             k.  Class A-6 Remittance Rate (7.96%)                                             7.96%
                                                                                      --------------
             l.  Class A-6 Interest                                                       672,620.00         5.74888889
                                                                                      --------------       ------------
             m.  Class A-7 Remittance Rate (8.20%)                                             8.20%
                                                                                      --------------
             n.  Class A-7 Interest                                                       617,391.67         5.92222225
                                                                                      --------------       ------------

       (3)   Amount applied to:
             a.  Unpaid Class A Interest Shortfall                                              0.00                  0
                                                                                      --------------       ------------

       (4)   Remaining:
             a.  Unpaid Class A Interest Shortfall                                              0.00                  0
                                                                                      --------------       ------------

B.   Principal
       (5)   Formula Principal Distribution  Amount                                     6,308,040.26                N/A
                                                                                      --------------       ------------
             a.  Scheduled Principal                                                      719,137.95                N/A
                                                                                      --------------       ------------
             b.  Principal Prepayments                                                  2,742,836.38                N/A
                                                                                      --------------       ------------
             c.  Liquidated Contracts                                                           0.00                N/A
                                                                                      --------------       ------------
             d.  Repurchases                                                                    0.00                N/A
                                                                                      --------------       ------------
             e.  Current Month Advanced Principal                                       2,026,872.20                N/A
                                                                                      --------------       ------------
             f.  Prior Month Advanced Principal                                                 0.00                N/A
                                                                                      --------------       ------------
             g.  Additional Principal Distribution                                        819,193.73
                                                                                      --------------

      (6a)   Pool Scheduled Principal Balance                                         672,270,171.54
                                                                                      --------------

      (6b)   Adjusted Pool Principal Balance                                          670,243,299.34       991.87718601
                                                                                      --------------       ------------
      (6c)   Pool Factor                                                                  0.99187719
                                                                                      --------------
      (6d)   Net Certificate Principal Balance                                        736,191,959.74
                                                                                      --------------
      (6e)   Overcollateralization Amount  ($7,500,000.00 cap)                          8,319,193.73
                                                                                      --------------
      (6f)   Prefunded Amount                                                          74,267,854.13
                                                                                      --------------

                                     SERIES 2000-5
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Oct-00
                                      CUSIP NO.#20846Q, EK0,EL8,EM6,EN4,EP9,EQ7,
                                        ER5,ES3,ET1,EU8 TRUST ACCOUNT #3338548-0
                                                         REMITTANCE DATE 11/1/00
                                     Page 2

       (7)   Unpaid Class A Principal Shortfall
             (if any) following prior Remittance Date                                           0.00
                                                                                      --------------

       (8)   Class A Percentage for such Remittance Date                                      84.34%
                                                                                      --------------

       (9)   Class A Percentage for the following  Remittance Date                            84.21%
                                                                                      --------------

      (10)   Class A  Principal Distribution:
             a.  Class A-1                                                              6,308,040.26        48.52338662
                                                                                      --------------       ------------
             b.  Class A-2                                                                      0.00         0.00000000
                                                                                      --------------       ------------
             c.  Class A-3                                                                      0.00         0.00000000
                                                                                      --------------       ------------
             d.  Class A-4                                                                      0.00         0.00000000
                                                                                      --------------       ------------
             e.  Class A-5                                                                      0.00         0.00000000
                                                                                      --------------       ------------
             g.  Class A-6                                                                      0.00         0.00000000
                                                                                      --------------       ------------
             h.  Class A-7                                                                      0.00         0.00000000
                                                                                      --------------       ------------

      (11)   Class A-1 Principal Balance                                              123,691,959.74       951.47661338
                                                                                      --------------       ------------
     (11a)   Class A-1 Pool Factor                                                        0.95147661
                                                                                      --------------

      (12)   Class A-2 Principal Balance                                               67,000,000.00       1000.0000000
                                                                                      --------------       ------------
     (12a)   Class A-2 Pool Factor                                                        1.00000000
                                                                                      --------------

      (13)   Class A-3 Principal Balance                                               67,000,000.00       1000.0000000
                                                                                      --------------       ------------
     (13a)   Class A-3 Pool Factor                                                        1.00000000
                                                                                      --------------

      (14)   Class A-4 Principal Balance                                              101,000,000.00       1000.0000000
                                                                                      --------------       ------------
     (14a)   Class A-4 Pool Factor                                                        1.00000000
                                                                                      --------------

      (15)   Class A-5 Principal Balance                                               40,000,000.00       1000.0000000
                                                                                      --------------       ------------
     (15a)   Class A-5 Pool Factor                                                        1.00000000
                                                                                      --------------

      (16)   Class A-6 Principal Balance                                              117,000,000.00       1000.0000000
                                                                                      --------------       ------------
     (16a)   Class A-6 Pool Factor                                                        1.00000000
                                                                                      --------------

      (17)   Class A-7 Principal Balance                                              104,250,000.00       1000.0000000
                                                                                      --------------       ------------
     (17a)   Class A-7 Pool Factor                                                        1.00000000
                                                                                      --------------

      (17)   Unpaid Class A Principal Shortfall
             (if any)following current Remittance Date                                          0.00
                                                                                      --------------

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

      (18)   31-59 days                                                                         0.00                  0
                                                                                      --------------       ------------

      (19)   60 days or more                                                                    0.00                  0
                                                                                      --------------       ------------

      (20)   Current Month Repossessions                                                        0.00                  0
                                                                                      --------------       ------------

      (21)   Repossession Inventory                                                             0.00                  0
                                                                                      --------------       ------------


Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                                     SERIES 2000-5
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Oct-00
                                      CUSIP NO.#20846Q, EK0,EL8,EM6,EN4,EP9,EQ7,
                                        ER5,ES3,ET1,EU8 TRUST ACCOUNT #3338548-0
                                                         REMITTANCE DATE 11/1/00
                                     Page 3

Class M-1 Distribution Test and Class B Distribution test (applicable on and after the Remittance Date occurring in November 2004.)

      (22)   Average Sixty - Day Delinquency Ratio Test

             (a) Sixty - Day Delinquency Ratio for current Remittance Date                    0.00%
                                                                                      -------------

             (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
                 may not exceed 5.0%)                                                         0.41%
                                                                                      -------------


      (24)   Cumulative Realized Losses Test

             (a) Cumulative Realized Losses for current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed
                 5.5% from November 1,2004 to October 31, 2005, 7.0% from
                 November 1,2005 to October 2006; 9.0% from November 1, 2006 to
                 October 31, 2007 and 10.5% thereafter)                                       0.00%
                                                                                      -------------

      (25)   Current Realized Losses Test

             (a) Current Realized Losses for current Remittance Date                           0.00
                                                                                      -------------

             (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding
                 Remittance and for current Remittance Date; may not exceed 2.75%)            0.00%
                                                                                      -------------

      (26)   Class M-1 Principal Balance Test

             (a) The sum of Class M Principal Balance and Class B Principal
                 Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
                 Date is greater than 26.25%                                                 15.66%
                                                                                      -------------

      (27)   Class M-2 Principal Balance Test
             (a) The sum of Class M-2 Principal Balance and Class B Principal
                 Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
                 Date is greater than 18.75%                                                 10.61%
                                                                                      -------------


      (27)   Class B Principal Balance Test

             (a) Class B Principal Balance (before any distributions on current
                 Remittance Date) as of such Remittance date is greater than
                 $15,000,000.00                                                       48,750,000.00
                                                                                      -------------

             (b) Class B Principal Balance (before distributions on current
                 Remittance Date) divided by pool Scheduled Principal Balance
                 as of preceding Remittance Date is equal to or greater than 12.75%.          6.57%
                                                                                      -------------

                                     SERIES 2000-5
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Oct-00
                                      CUSIP NO.#20846Q, EK0,EL8,EM6,EN4,EP9,EQ7,
                                        ER5,ES3,ET1,EU8 TRUST ACCOUNT #3338548-0
                                                         REMITTANCE DATE 11/1/00
                                     Page 4

                                                                                         Total $            Per $1,000
                                                                                          Amount             Original
                                                                                      --------------       ------------
CLASS M-1 CERTIFICATES
----------------------
      (28)   Amount available (including Monthly Servicing Fee)                        1,087,354.17
                                                                                      -------------
A.   Interest
      (29)   Aggregate interest

             (a) Class M-1 Remittance Rate 8.40%, unless the
                 Weighted Average Contract Rate is less than 8.40%)                           8.40%
                                                                                      -------------

             (b) Class M-1 Interest                                                      227,500.00           6.06666667
                                                                                      -------------        -------------

             (c) Interest on Class M-1 Adjusted Principal Balance                              0.00
                                                                                      -------------

      (30)   Amount applied to Class M-1 Interest Deficiency Amount                            0.00
                                                                                      -------------

      (31)   Remaining unpaid Class M-1 Interest Deficiency Amount                             0.00
                                                                                      -------------

      (32)   Amount applied to:
             a.  Unpaid Class M-1 Interest Shortfall                                           0.00                    0
                                                                                      -------------        -------------

      (33)   Remaining:
             a.  Unpaid Class M-1 Interest Shortfall                                           0.00                    0
                                                                                      -------------        -------------

B.   Principal
      (34)   Formula Principal Distribution  Amount                                            0.00                  N/A
                                                                                      -------------        -------------
             a.  Scheduled Principal                                                           0.00                  N/A
                                                                                      -------------        -------------
             b.  Principal Prepayments                                                         0.00                  N/A
                                                                                      -------------        -------------
             c.  Liquidated Contracts                                                          0.00                  N/A
                                                                                      -------------        -------------
             d.  Repurchases                                                                   0.00                  N/A
                                                                                      -------------        -------------

      (35)   Class M-1 Principal Balance                                              37,500,000.00        1000.00000000
                                                                                      -------------        -------------
     (35a)   Class M-1 Pool Factor                                                       1.00000000
                                                                                      -------------

      (36)   Class M-1 Percentage for such Remittance Date                                    0.00%
                                                                                      -------------

      (37)   Class M-1  Principal Distribution:
             a.  Class M-1 (current)                                                           0.00           0.00000000
                                                                                      -------------        -------------
             b.  Unpaid Class M-1 Principal Shortfall
                 (if any) following prior Remittance Date                                      0.00
                                                                                      -------------

      (38)   Unpaid Class M-1 Principal Shortfall
             (if any) following current Remittance Date                                        0.00
                                                                                      -------------

      (39)   Class M-1 Percentage for the following Remittance Date                           0.00%
                                                                                      -------------

      (40)   Class M-1 Liquidation Loss Interest
             (a) Class M-1 Liquidation Loss Amount                                             0.00
                                                                                      -------------

             (b) Amount applied to Class M-1
                 Liquidation Loss Interest Amount                                              0.00
                                                                                      -------------

             (c) Remaining Class M-1 Liquidation Loss
                 Interest Amount                                                               0.00
                                                                                      -------------

             (d) Amount applied to Unpaid Class M-1
                 Loss Interest Shortfall                                                       0.00
                                                                                      -------------

             (e) Remaining Unpaid Class M-1
                 Liquidation Loss Interest Shortfalls                                          0.00
                                                                                      -------------

*Subject to a maximum rate equal to the Weighted Average Contract Rate

                                     SERIES 2000-5
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Oct-00
                                      CUSIP NO.#20846Q, EK0,EL8,EM6,EN4,EP9,EQ7,
                                        ER5,ES3,ET1,EU8 TRUST ACCOUNT #3338548-0
                                                         REMITTANCE DATE 11/1/00
                                     Page 5

                                                                                         Total $            Per $1,000
                                                                                          Amount             Original
                                                                                      --------------       ------------
CLASS M-2 CERTIFICATES
----------------------
      (44)   Amount available (including Monthly Servicing Fee)                          859,854.17
                                                                                      -------------
A.   Interest
      (45)   Aggregate interest

             (a) Class M-2 Remittance Rate 9.03%, unless the
                 Weighted Average Contract Rate is less than 9.03%)                           9.03%
                                                                                      -------------

             (b) Class M-2 Interest                                                      195,650.00           6.52166667
                                                                                      -------------        -------------

             (c) Interest on Class M-2 Adjusted Principal Balance                              0.00
                                                                                      -------------

      (46)   Amount applied to Class M-2 Interest Deficiency Amount                            0.00
                                                                                      -------------

      (47)   Remaining unpaid Class M-2 Interest Deficiency Amount                             0.00
                                                                                      -------------

      (48)   Amount applied to:
             a.  Unpaid Class M-2 Interest Shortfall                                           0.00                    0
                                                                                      -------------        -------------

      (49)   Remaining:
             a.  Unpaid Class M-2 Interest Shortfall                                           0.00                    0
                                                                                      -------------        -------------

B.   Principal
      (50)   Formula Principal Distribution  Amount                                            0.00                  N/A
                                                                                      -------------        -------------
             a.  Scheduled Principal                                                           0.00                  N/A
                                                                                      -------------        -------------
             b.  Principal Prepayments                                                         0.00                  N/A
                                                                                      -------------        -------------
             c.  Liquidated Contracts                                                          0.00                  N/A
                                                                                      -------------        -------------
             d.  Repurchases                                                                   0.00                  N/A
                                                                                      -------------        -------------

      (51)   Class M-2 Principal Balance                                              30,000,000.00        1000.00000000
                                                                                      -------------        -------------
     (51a)   Class M-2 Pool Factor                                                       1.00000000
                                                                                      -------------

      (52)   Class M-2 Percentage for such Remittance Date                                     0.00%
                                                                                      -------------

      (53)   Class M-2  Principal Distribution:
             a.  Class M-2 (current)                                                           0.00           0.00000000
                                                                                      -------------        -------------
             b.  Unpaid Class M-2 Principal Shortfall
                 (if any) following prior Remittance Date                                      0.00
                                                                                      -------------

      (54)   Unpaid Class M-2 Principal Shortfall
             (if any) following current Remittance Date                                        0.00
                                                                                      -------------

      (55)   Class M-2 Percentage for the following Remittance Date                           0.00%
                                                                                      -------------

      (56)   Class M-2 Liquidation Loss Interest
             (a) Class M-2 Liquidation Loss Amount                                             0.00
                                                                                      -------------

             (b) Amount applied to Class M-2
                 Liquidation Loss Interest Amount                                              0.00
                                                                                      -------------

             (c) Remaining Class M-2 Liquidation Loss
                 Interest Amount                                                               0.00
                                                                                      -------------

             (d) Amount applied to Unpaid Class M-2
                 Loss Interest Shortfall                                                       0.00
                                                                                      -------------

             (e) Remaining Unpaid Class M-2
                 Liquidation Loss Interest Shortfalls                                          0.00
                                                                                      -------------

*Subject to a maximum rate equal to the Weighted Average Contract Rate

                                     SERIES 2000-5
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Oct-00
                                      CUSIP NO.#20846Q, EK0,EL8,EM6,EN4,EP9,EQ7,
                                        ER5,ES3,ET1,EU8 TRUST ACCOUNT #3338548-0
                                     Page 6

                                                                                         Total $            Per $1,000
                                                                                          Amount             Original
                                                                                      --------------       ------------
CLASS BI CERTIFICATES
---------------------
       (1)   Amount Available less the Class A
             Distribution Amount and Class M Distribution
             Amount (including Monthly Servicing Fee)                                    664,204.17
                                                                                      -------------

       (2)   Class B-1 Adjusted Principal Balance                                              0.00
                                                                                      -------------

       (3)   Class B-1 Remittance Rate  (10.21%
             unless Weighted Average Contract Rate
             is below 10.21%)                                                                10.21%
                                                                                      -------------

       (4)   Interest on Class B-1 Adjusted Principal Balance                                  0.00
                                                                                      -------------

       (3)   Aggregate Class B1 Interest                                                 165,912.50        7.37388889
                                                                                      -------------        ----------

       (4)   Amount applied to Unpaid
             Class B1 Interest Shortfall                                                       0.00              0.00
                                                                                      -------------        ----------

       (5)   Remaining Unpaid Class B1
             Interest Shortfall                                                                0.00              0.00
                                                                                      -------------        ----------

       (6)   Amount applied to Class B-1
             Interest Deficiency Amount                                                        0.00
                                                                                      -------------

       (7)   Remaining Unpaid Class B-1
             Interest Deficiency Amount                                                        0.00
                                                                                      -------------

       (8)   Unpaid Class B-1 Principal Shortfall
             (if any) following prior Remittance Date                                          0.00
                                                                                      -------------

      (8a)   Class B Percentage for such Remittance Date                                       0.00
                                                                                      -------------

       (9)   Current Principal (Class B Percentage of Formula Principal
             Distribution Amount)                                                              0.00        0.00000000
                                                                                      -------------        ----------

     (10a)   Class B1 Principal Shortfall                                                      0.00
                                                                                      -------------

     (10b)   Unpaid Class B1 Principal Shortfall                                               0.00
                                                                                      -------------

      (11)   Class B Principal Balance                                                48,750,000.00
                                                                                      -------------

      (12)   Class B1 Principal Balance                                               22,500,000.00
                                                                                      -------------
     (12a)   Class B1 Pool Factor                                                        1.00000000
                                                                                      -------------

      (13)   Class B-1 Liquidation Loss Interest
             (a) Class B-1 Liquidation Loss Amount                                             0.00
                                                                                      -------------

             (b) Amount Applied to Class B-1 Liquidation Loss Interest Amount                  0.00
                                                                                      -------------

             (c) Remaining Class B-1 Liquidation Loss Interest Amount                          0.00
                                                                                      -------------

             (d) Amount applied to Unpaid Class B-1 Liquidation Loss Interest
                 Shortfall                                                                     0.00
                                                                                      -------------

             (e) Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                0.00
                                                                                      -------------

                                     SERIES 2000-5
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Oct-00
                                      CUSIP NO.#20846Q, EK0,EL8,EM6,EN4,EP9,EQ7,
                                        ER5,ES3,ET1,EU8 TRUST ACCOUNT #3338548-0
                                     Page 7

                                                                                         Total $            Per $1,000
                                                                                          Amount             Original
                                                                                      --------------       ------------
CLASS B2 CERTIFICATES
---------------------
      (14)   Remaining Amount Available                                                  498,291.67
                                                                                      -------------

      (15)   Class B-2 Remittance Rate ( 9.80%
             unless Weighted Average Contract
             Rate is less than 9.80%)                                                         9.80%
                                                                                      -------------

      (16)   Aggregate Class B2 Interest                                                 185,791.67        7.07777790
                                                                                      -------------        ----------

      (17)   Amount applied to Unpaid
             Class B2 Interest Shortfall                                                       0.00              0.00
                                                                                      -------------        ----------

      (18)   Remaining Unpaid Class B2
             Interest Shortfall                                                                0.00              0.00
                                                                                      -------------        ----------

      (19)   Unpaid Class B2 Principal Shortfall
             (if any) following prior Remittance Date                                          0.00
                                                                                      -------------

      (20)   Class B2 Principal Liquidation Loss Amount                                        0.00
                                                                                      -------------

      (21)   Class B2 Principal (zero until class B1
             paid down: thereafter, Class B Percentage
             of formula Principal Distribution Amount)                                         0.00        0.00000000
                                                                                      -------------        ----------

      (22)   Guarantee Payment                                                                 0.00
                                                                                      -------------

      (23)   Class B2 Principal Balance                                               26,250,000.00
                                                                                      -------------
     (23a)   Class B2 Pool Factor                                                        1.00000000
                                                                                      -------------

      (24)   Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or Green Tree
             Financial Servicing Corporation is not the Servicer; deducted from funds remaining after payment of Class A Distribution
             Amount, Class M-1 Distribution Amount, Class B-1 Distribution
             Amount and Class B-2  Distribution Amount, if the Company or
             Green Tree Financial Servicing Corp. is the Servicer)                       312,500.00
                                                                                      -------------

      (25)   Class B-3I Guarantee Fee                                                          0.00
                                                                                      -------------

      (26)   Class B-3I Distribution Amount                                                    0.00
                                                                                      -------------

      (27)   Class B-3I Formula Distribution Amount (all Excess
             Interest plus Unpaid Class B-3I Shortfall)                                        0.00
                                                                                      -------------

      (28)   Class B-3I Distribution Amount (remaining Amount Available)                       0.00
                                                                                      -------------

      (29)   Class B-3I Shortfall (26-27)                                              2,032,433.91
                                                                                      -------------

      (30)   Unpaid Class B-3I Shortfall                                               2,032,433.91
                                                                                      -------------

      (31)   Class M-1 Interest Deficiency on such Remittance Date                             0.00
                                                                                      -------------

      (32)   Class B-1 Interest Deficiency on such Remittance Date                             0.00
                                                                                      -------------

      (33)   Repossessed Contracts                                                             0.00
                                                                                      -------------
      (34)   Repossessed Contracts Remaining in Inventory                                      0.00
                                                                                      -------------

      (35)   Weighted Average Contract Rate                                                11.86111
                                                                                      -------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.